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                                                                   EXHIBIT 10.1

                                 AMENDMENT NO. 1

                                       TO

               OIL & GAS REVOLVING CREDIT AND TERM LOAN AGREEMENT


         THIS AMENDMENT NO.1 (this "Amendment") is entered into as of September 7, 2001, by and among TRANSTEXAS GAS CORPORATION, a Delaware corporation ("Borrower"), the financial institutions set forth on the signature pages hereto (each a "Lender" and collectively, "Lenders") and GMAC COMMERCIAL CREDIT LLC as agent for Lenders (in such capacity, "Agent").

                                   BACKGROUND

         Borrower, Agent and Lenders are parties to an Oil & Gas Revolving Credit and Term Loan Agreement dated as of March 15, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Agent and Lenders provide Borrower with certain financial accommodations.

         Borrower has requested that Agent and Lenders make certain amendments to the Loan Agreement, and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            (a) Section 7.4 is amended by revising the time periods and provisions as follows:


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
                                                             Maximum Amount of Drilling Production
                                   Period                              Payment Liabilities
                  ----------------------------------------- ------------------------------------------
                  Closing Date through 10/31/00                            $60,000,000

                  11/1/00 through 1/31/01                                  $57,500,000

                  2/1/01 through 4/30/01                                   $55,000,000

                  5/1/01 through 7/31/01                                   $50,000,000

                  8/1/01 through 8/31/01                                   $45,000,000

                  9/1/01 through 10/31/01                                  $60,000,000

                  11/1/01 through 1/31/02                                  $55,000,000

                  2/1/02 through 4/30/02                                   $45,000,000

                  5/1/02 and thereafter until the end of                   $30,000,000
                  the Term


            (b) Section 9.3 is amended by adding a new second sentence as follows:

                     "Notwithstanding the foregoing, Borrower may deliver to
            Agent the Proved Reserves Report prepared as of a recent date (but no earlier than August 1, 2001) on or before November 1, 2001."

         3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following condition precedent: Agent shall have received six (6) copies of this Amendment executed by Borrower and Required Lenders and consented and agreed to by Guarantors.

         4. Representations and Warranties. Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

         5. Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.


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            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                               TRANSTEXAS GAS CORPORATION

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:


                               GMAC COMMERCIAL CREDIT LLC, as Agent and Lender

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               Commitment Percentage:     61.90477%


                               CREDIT SUISSE FIRST BOSTON
                               MANAGEMENT, as a Lender

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               Commitment Percentage:     12.69841%


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                               ANGELO GORDON & CO. L.P.

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               Commitment Percentage:     12.69841%


                               OAKTREE CAPITAL MANAGEMENT, as a
                               general partner and investment manager of certain funds and accounts it manages, as Lender

                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:

                               Commitment Percentage:     12.698411%


  CONSENTED AND AGREED TO:

  GALVESTON BAY PROCESSING CORPORATION,
   as Guarantor

By:
    ----------------------------------
       Name:
       Title:


GALVESTON BAY PIPELINE COMPANY,
 as Guarantor

By:
    ----------------------------------
       Name:
       Title:



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